                              WEITZ PARTNERS, INC.

                      Supplement dated March 1, 2000 to the
             Statement of Additional Information dated April 30, 1999,
                 as supplemented June 21, 1999 and July 30, 1999


The information included under the caption "THE ADMINISTRATOR" on pages 13 and 14 of the Statement of Additional Information is amended in its entirety to read as follows:


ADMINISTRATOR

Wallace R. Weitz & Company is also the administrator for the Funds in accordance with an administration agreement with the Company. Under the agreement, effective March 1, 2000, the Fund pays the administrator a monthly fee equal, on an annual basis, to the following amounts, based upon total assets of the Fund:

                               Asset Break Points

      GREATER THAN         LESS THAN           % OF NAV         MINIMUM
      ------------         ---------           --------         -------
                $0         $25,000,000          0.200%          $25,000
        25,000,000         100,000,000          0.175%
       100,000,000         500,000,000          0.150%
       500,000,000                              0.050%

In no event will the fee be less than $25,000 per year. Prior to this date the Fund paid the administrator a monthly fee equal, on an annual basis, to .150% of average daily net assets, but not less than $25,000 per year. Services provided under the administration agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing. The total amount of fees paid under the administration agreement for the fiscal years ended December 31, 1998, 1997 and 1996 was $276,929, $126,978 and $99,953, respectively.